Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mark Wallace, Chief Operating Officer and Principal Accounting & Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Quarterly Report of Escalon Medical Corp. on Form 10-Q for the quarterly period ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2025

/s/ Mark Wallace
Mark Wallace
Chief Operating Officer and Principal Accounting & Financial Officer